CAMPUSTECH, INC.

Common Stock Purchase Agreement

Dated as of January 21, 2003

CAMPUSTECH, INC.

Common Stock Purchase Agreement

Dated as of January 21, 2003

Table of Contents

COMMON STOCK PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (the "**Agreement**") is made and entered into as of this 21st day of January, 2003 (the "**Effective Date**"), by and between CampusTech, Inc., a Delaware corporation (the "**Company**"), and Drax Holdings, L.P., a Delaware limited partnership ("**Investor**").

RECITALS

WHEREAS, the Company has authorized the sale and issuance of an aggregate of 2,153,846 shares of its common stock, par value $.0001 per share (the "**Common Stock**"), and Investor wishes to purchase such shares of Common Stock (the "**Shares**") on the terms and conditions specified herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Sale of the Shares.

A. Initial Closing. Subject to the satisfaction of the conditions specified in Section 2 hereof, the Company, at the Closing, agrees to issue and sell to Investor, and Investor agrees to purchase from the Company, Two Million One Hundred Fifty-Three Thousand Eight Hundred and Forty-Six (2,153,846) of the Shares (the "Shares"), at a purchase price of $0.65 per share for an aggregate purchase price of One Million Four Hundred Thousand dollars ($1,400,000). The purchase and sale of the Shares shall take place at a closing (the "**Closing**") to be held at the offices of the Company not later than January 31, 2003 at 10:00 A.M., or at such other location, on such other date and at such time as may be mutually agreed upon by the Company and Investor. At the Closing, the Company will issue and deliver certificates evidencing the Shares against payment of the full purchase price therefor by wire transfer or certified check payable to the order of the Company.

B. Contractual Right to Preferred Liquidation Amount. The Company hereby agrees, by letter of same date above, that (i) if Company shall sell, convey, or otherwise dispose of all or substantially all of its property, assets or business or merge with or into or consolidate with any other corporation, partnership, limited liability company or other entity (other than a wholly owned subsidiary of the Company)(any such transaction, a "**Liquidation Transaction**"), and (ii) Investor has not, in connection with or prior to such Liquidation Transaction, received as dividends or capital proceeds of such Liquidation Transaction (the "**Liquidation Proceeds**") cash and/or marketable securities with a fair market value at least equal to the aggregate amount of its investment in the Company up to $1,400,000 (the "**Invested Amount**"), then the Company shall provide Investor with a payment (the "Preferred Liquidation Amount") prior to any distribution of proceeds to any other equity holders of an amount equal to the Invested Amount less the Liquidation Proceeds.

2. Conditions to Obligations at the Closings.

A. Conditions to Investor's Obligations at the Closing. The obligation of Investor to purchase and pay for the Shares to be purchased by it at the Closing is subject to the following conditions:

(1) Each of the representations and warranties of the Company contained in Section 3 shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing (except for representations and warranties that speak as of a specific date, which shall be have been true and correct as of such date), and the Company shall have delivered to Investor a certificate to that effect signed by the President or other duly authorized officer of the Company.

(2) The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the date of the Closing, and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein, and the Company shall have delivered to Investor a certificate to that effect signed by the President of the Company or other authorized officer acceptable to Investor.

(3) The Company shall have delivered to Investor a secretary's certificate, dated as of the date of the Closing, certifying as to (A) the resolutions of the Company relating to the transactions contemplated hereby, (B) the Certificate of Incorporation (the "**Charter**") and bylaws of the Company, each as in effect as of the date of the Closing, and (C) the names of the officers of the Company authorized to sign this Agreement and each of the Related Agreements, together with the true signatures of such officers.

(4) The offer and sale of the Securities to Investor pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act, the registration or qualification requirements of the "blue-sky" laws of the State of New York, and the registration and/or qualification requirements of all other applicable state securities laws, other than notices or filings, if any, to be made by the Company in connection with applicable state securities laws after the Closing.

(5) The Company shall have obtained all necessary consents of and made all required filings with any governmental authority or agency or third party required to be obtained prior to the Closing under applicable law relating to the consummation of the transactions contemplated hereby.

(6) No temporary restraining order, preliminary or permanent injunctions or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or provision challenging the transactions contemplated hereby or limiting or restricting the conduct or operation of the business of the Company prior to or following the Closing shall be in

effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality seeking any of the foregoing be pending.

(7) The Company shall have executed and delivered to Investor certificates for the Shares being purchased by Investor at the Initial Closing.

(9) The Company shall have delivered to Investor audited financial statements for the fiscal years 1999, 2000 and 2001, in detail reasonably satisfactory to Investor.

(10) The Company shall have delivered to Investor such other documents relating to the transactions contemplated by this Agreement as Investor reasonably may request.

B. Conditions to the Company's Obligations at the Closing. The obligation of the Company to issue and sell the Shares to be sold by it at the Closing is subject to the following conditions:

(1) Each of the representations and warranties of Investor set forth in Section 4 hereof shall be true and correct in all material respects on the date of the Closing.

(2) All covenants, agreements and conditions contained in this Agreement to be performed by Investor on or prior to the Closing shall have been performed or complied with in all material respects.

(3) The offer and sale of the Shares to Investor pursuant to this Agreement shall be exempt from the registration requirements of the Securities Act and the registration and/or qualification requirements of all applicable state securities laws.

3. Representations and Warranties of the Company. Except as set forth in the Schedule of Exceptions attached hereto as Exhibit A, the Company hereby represents and warrants to Investor as follows:

A. Organization and Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as now proposed to be conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the character of the property owned or leased, or the nature of the activities conducted, by it makes such licensing or qualification necessary or desirable

B. Corporate Power. The Company has all requisite corporate power to enter into this Agreement and all other agreements and instruments contemplated hereby or executed in connection herewith, to sell the Shares hereunder and to carry out and perform its other obligations hereunder.

C. Capitalization. Immediately prior to the Closing, the Company will have a total authorized capitalization consisting of:

(1) Common Stock. A total of 40,000,000 authorized shares of Common Stock, of which 13,598,900 shares are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

(2) Preferred Stock. A total of 10,000,000 of Preferred Stock have been authorized, 1,000,000 of which have been designated as Series A Convertible Preferred Stock, of which 62,500 shares are issued and outstanding.

(3) Other Securities. The Company has reserved 2,000,000 shares of its Common Stock for issuance to employees, directors and officers of, and consultants to, the Company under the CampusTech, Inc. 1999 Employee, Director and Consultant Stock Plan (the "**Option Plan**"), of which no shares are currently outstanding and 1,740,000 shares are subject to options that are currently outstanding or are contemplated to be offered. In addition, the Company has reserved 62,500 shares of its authorized but unissued Common Stock for issuance upon conversion of the Preferred Stock and 1,698,183 shares of its authorized but unissued Common Stock for issuance upon exercise of its outstanding warrants. Except as set forth in this Section 3(C), the Company has no obligation (contingent or otherwise) to (i) issue any subscription, warrant, option convertible security or other such right to acquire any capital stock of the Company (collectively, "**Convertible Securities**") or to issue or distribute to holders of any shares of its capital stock any evidences of Indebtedness of the Company or (ii) purchase, redeem or otherwise acquire any shares of its capital stock of any interest therein or to pay any dividend or make any other distribution in respect thereof, nor is the Company obligated in any other manner to issue shares of its capital stock or Convertible Securities except as contemplated by this Agreement. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws.

D. Authorization. All corporate action on the part of the Company, the Board and its stockholders necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Shares and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing.

E. Obligation. This Agreement is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

F. Issuance of Shares. The issuance, sale and delivery of the Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company. When issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, the Shares shall be free of all liens or encumbrances, other than restrictions on transfer under this Agreement and applicable state and federal securities laws.

G. Pre-Emptive Rights. No stockholder of the Company has any right of first refusal or any preemptive rights or other preferential rights in connection with the issuance and

sale of the Shares or with respect to any other shares of the Company's capital stock or any Convertible Securities.

H. No Conflicts. The execution and delivery by the Company of, and performance by the Company of its obligations under, this Agreement, the consummation of the transactions contemplated hereby, and compliance with the provisions hereof, including the issuance, sale and delivery of the Shares being purchased by Investor hereunder does not (i) to the knowledge of the Company, violate any law, rule, regulatory order, judgment or decree to which the Company or any of its assets is subject, (ii) violate any provision of the Charter or bylaws of the Company (in each case as now in effect), (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any material contract to which the Company is a party or by which any of the assets of the Company are bound or (iv) result in the imposition of any lien upon any of the assets of the Company.

I. Ownership. As of the date hereof, the Company does not (A) own of record or beneficially, directly or indirectly, (i) any shares of capital stock or Convertible Securities of any other corporation or (ii) any participating interest in any partnership, joint venture, limited liability company or other non-corporate business enterprise or (B) control, directly or indirectly, any other entity.

J. Governmental Consents. To the knowledge of the Company, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority by the Company is required in connection with the consummation of the transactions contemplated by this Agreement such qualifications or filings under the Securities Act, and the regulations promulgated thereunder, and all other applicable securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

K. Compliance with Laws and Other Instruments; No Conflicts. To the knowledge of the Company, the Company is not in violation or default of any provisions of this Agreement or its Charter or Bylaws, as amended to date, or in violation or default of any provisions of any applicable laws, regulations, judgments, decrees or orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company's business or properties. The Company is not in breach of or default under any lease, license, contract, agreement, instrument or obligation to which it is a party or its properties are subject, and the Company does not know of any condition or circumstances that, currently or after notice or the lapse of time, is likely to result in a breach of, default under or loss of material benefits under any such lease, license, contract, agreement, instrument or obligation.

L. Registration Rights. The Company has not granted or agreed to grant to any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the Commission or any other governmental authority.

M. Litigation. There is no litigation, action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the best of the Company's knowledge, threatened against or affecting the Company, or any of the Company's officers or directors in their capacities as such. The Company is not party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality, and there is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate. Neither the Company nor, to the knowledge of the Company, any of the Company's officers or directors in their capacities as such, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other governmental agency which, if adversely determined against such party, could reasonably be expected to result, either in any case or in the aggregate, in a material adverse effect on the business, property, financial condition, prospects, or results of operations of the Company (a "**Material Adverse Effect**").

N. Financial Statements. The audited balance sheet and statements of operations and cash flows of the Company, as of and for the years ended December 31, 1999, 2000 and 2001 (the "**Financial Statements**"), have been prepared in accordance with generally accepted accounting principles ("**GAAP**") applied on a consistent basis throughout the relevant periods. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of the Financial Statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

O. Absence of Certain Changes. Since December 31, 2001 and at all times up to the Closing, the Company has operated its business in the ordinary course consistent with past practice. Since that date, there has not been any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which, either individually or in the aggregate, has had or is reasonably expected to have a Material Adverse Effect

P. Taxes. The Company has timely filed or has obtained presently effective extensions with respect to all federal, state, county, local and foreign tax returns which are required to be filed by it. All filed tax returns are true and correct in all material respects and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company, including without limitation all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction, and the Company knows of no basis for any such claim. The federal income tax returns of the Company have never been audited by the Internal Revenue Service. No deficiency assessment with respect to or proposed adjustment of the Company's federal, state, county or local taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien (other than for current taxes not yet due and

payable), whether imposed by any federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company. The Company has never been a member of an affiliated group (within the meaning of Section 1504 of the Code or any similar provision of state, local or foreign law) filing a consolidated, unitary or combined tax return.

Q. Property and Assets. The Company has good and marketable title to all of its material properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, security interest, lease, charge or encumbrance, other than liens resulting from taxes which have not yet become delinquent and liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have not arisen other than in the ordinary course of business. The Company enjoys peaceful and undisturbed possession under all real estate leases under which it is operating, and all said leases are valid and subsisting and in full force and effect. The assets, properties and interests in properties of the Company are in good operating condition and repair in all material respects (ordinary wear and tear excepted).

R. Intellectual Property. The Company owns, or possesses valid written licenses to use, all patents, trademarks, trade names, service marks, copyrights, and any applications therefor, maskworks, net lists, schematics, technology, know-how, computer software programs and applications and tangible or intangible proprietary information and material that currently are used in, and necessary for lawfully conducting, the business of the Company (the "**Company Intellectual Property Rights**").

S. Employment Matters; ERISA Matters. To the knowledge of the Company, the Company is in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, have a Material Adverse Effect. To the best of the Company's knowledge, there are no pending investigations involving the Company by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company.

T. Books and Records. The minute books of the Company contain complete and accurate records of all meetings and other corporate actions of its stockholders and the Board and committees thereof. The stock ledger of the Company is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company.

U. Securities Law Exemptions. Based in part on the accuracy of the representations and warranties of Investor contained in Section 4 hereof, the offer, sale and issuance of the Shares are exempt from the registration requirements of the Securities Act, and the registration, permit or qualification requirements of any applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell any part of the Shares to any person or persons so as to

bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities law.

V. Transactions with Affiliates. There are no loans, leases, royalty agreements or other continuing transactions between the Company and any officer, employee or director of the Company or any Person owning one percent (1%) or more of any class of capital stock of the Company or any member of the immediate family of such officer, employee, director or stockholder or any corporation or other entity controlled by such officer, employee, director or stockholder or a member of the immediate family of such officer, employee, director or stockholder.

W. Acknowledgment Regarding Investor' Purchase of Securities. The Company acknowledges and agrees that Investor is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby and thereby. The Company further represents to Investor that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

X. Disclosures. Neither this Agreement nor any Exhibit hereto, when read together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

4. Representations and Warranties by Investor. Investor hereby represents and warrants as follows:

A. Authorization. This Agreement constitutes Investor's valid and legally binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. Investor has full power and authority to enter into this Agreement.

B. Investment. Investor is acquiring the Shares for investment for Investor's own account and not with the view to the public resale or distribution thereof within the meaning of the Securities Act, and Investor has no present intention of selling, granting any participation in, or otherwise distributing the Shares except pursuant to sales registered under or exempt from the provisions of the Securities Act; provided, however, that by making the representations herein, Investor does not agree to hold any Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Investor understands that the Shares have not been registered under the Securities Act by reason of a specific exemption thereunder, which depends upon, among other things, the bona fide nature of Investor's investment intent as expressed herein.

C. Restrictions on Transfer. Investor acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or the Company receives an opinion of counsel satisfactory to the Company that such registration is not required. Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of stock purchased in a private placement subject to the satisfaction of certain conditions. Investor further acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time Investor wishes to sell the Securities and, if so, Investor would be precluded from selling the Shares under Rule 144 even if the one year minimum holding period provided for therein has been satisfied.

D. No Public Market. Investor understands that no public market now exists for the Shares, and that there can be no assurance that a public market will ever exist for the Shares and that the Company is under no obligation to register the Shares.

E. Investor's Liquidity. Investor (i) has no need for liquidity in Investor's investment, (ii) is able to bear the substantial economic risks of an investment in the Shares for an indefinite period and (iii) at the present time, can afford a complete loss of such investment.

F. Risks. Investor is aware that the Shares are highly speculative and that there can be no assurance as to what return, if any, there may be. Investor is aware that the Company may issue additional securities in the future which could result in the dilution of Investor's ownership interest in the Company.

G. Investment Entity. Investor is authorized and otherwise duly qualified to purchase and hold the Securities; has its principal place of business as set forth in Section 8(E) hereof; and has not been formed for the specific purpose of acquiring the Shares.

H. Accredited Investor. Investor is an accredited investor as defined in Rule 501(a)(3) of Regulation D promulgated under the Securities Act.

I. Acknowledgment Regarding Investor' Purchase of Securities. Investor acknowledges and agrees that Investor is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby and thereby. Investor further acknowledges that the Company is not acting as a financial advisor or fiduciary of Investor (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by the Company or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Investor's purchase of the Shares. Investor further represents to the Company that Investor's decision to enter into this Agreement has been based solely on the independent evaluation by Investor and its representatives.

J. Disclosures. Neither this Agreement nor any Exhibit hereto, when read together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

5. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

A. "**Board**" means the board of directors of the Company as constituted from time to time.

B. "**Indebtedness**" means all obligations, contingent and otherwise, which should, in accordance with generally accepted accounting principles, be classified upon the obligor's balance sheet (or the notes thereto) as liabilities, but in any event including liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including (1) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (2) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards, determined by discounting all such payments at the interest rate determined in accordance with applicable Statements of Financial Accounting Standards.

C. "**Person**" means an individual, corporation, partnership, joint venture, limited liability company, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

D. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

6. Legends.

A. Legends. Investor understands that, except as set forth below, the certificates or other instruments representing the Shares, shall bear a restrictive legend in substantially the following form:

> THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL, IN A FORM AND FROM COUNSEL GENERALLY AND REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE

FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THE SECURITIES.

B. Removal of Legends. The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if (i) such Securities are transferred or sold pursuant to an effective registration statement under the Securities Act covering the Securities to be transferred or sold, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Securities may be made without registration under the Securities Act, or (iii) such holder provides the Company with reasonable assurances that the Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

7. Miscellaneous.

A. Entire Agreement; Amendment. This Agreement and the exhibits to this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly superseded hereby. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party against whom enforcement of any such amendment or waiver is sought. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon the Company and Investor and each future holder of the Shares purchased hereunder.

B. Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware, without reference to principles of choice of law.

C. Survival. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and Investor made in Sections 3 and 4 shall survive for a period of one year following the execution and delivery of this Agreement and the Closing.

D. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

E. Notices, Etc. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, electronic-mail or facsimile when receipt is electronically confirmed to the address set forth below:

If to the Company:

CampusTech, Inc.
751 Miller Drive, SE
Suite B-1
Leesburg, VA 20175
Facsimile: (703) 777-3871
Attn: President

With a copy to:

Michael Faber
Next Point Partners, L.P.
Suite 900
701 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
Facsimile: (202) 434-7400

If to Investor:

Drax Holdings, L.P.
c/o Mary Hackney
404 Citation Point
Naples, FL 34104
Facsimile: (781) 634-8352

Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder.

F. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

G. Titles and Subtitles; References. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

H. No Finder's Fees. Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

I. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. If the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

J. Expenses. The Company and Investor shall each bear their respective expenses and legal fees incurred in connection with the negotiation and consummation of this Agreement.

K. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Investor, upon any breach or default of the Company under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind of character on a Investor's part of any breach or default under this Agreement, or any waiver on a Investor's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, or by law or otherwise afforded to a Investor, shall be cumulative and not alternative.

L. Attorney Fees. Notwithstanding any other provision herein, if any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the exhibits hereto, the prevailing party shall be entitled to reasonable attorneys' fees, costs and reasonable disbursements in addition to any other relief to which such party may be entitled.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal as of the date first above written.

CAMPUSTECH, INC.

By: Robert S. Frank
Name: Robert S. Frank
Title: President

DRAX HOLDINGS, L.P.

By: Linda Ann Hamilton
Name: Linda Ann Hamilton
Title: President, Inman Corp., G.P.

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